EMPOWER FUNDS, INC.
EMPOWER SECUREFOUNDATION® BALANCED FUND
Schedule of Investments
As of March 31, 2023 (Unaudited)
Shares		Fair Value
BOND MUTUAL FUNDS
36,373,369	Empower Bond Index Fund Institutional Class(a)	$306,627,503

TOTAL BOND MUTUAL FUNDS — 34.38% (Cost $356,123,901)		$306,627,503
EQUITY MUTUAL FUNDS
12,528,722	Empower International Index Fund Institutional Class(a)	125,412,507
22,966,825	Empower S&P 500® Index Fund Institutional Class(a)	187,868,626
13,209,973	Empower S&P Mid Cap 400® Index Fund Institutional Class(a)	105,547,682
13,153,585	Empower S&P Small Cap 600® Index Fund Institutional Class(a)	81,946,837
4,175,479	Fidelity® Emerging Markets Index Fund Institutional Class	41,044,959

TOTAL EQUITY MUTUAL FUNDS — 60.76% (Cost $563,835,765)		$541,820,611
Account Balance		Fair Value
FIXED INTEREST CONTRACT
43,694,666(b)	Empower of America Contract(a) 1.60%(c)	$ 43,694,666

TOTAL FIXED INTEREST CONTRACT — 4.90% (Cost $43,694,666)		$43,694,666
TOTAL INVESTMENTS — 100.04% (Cost $963,654,332)		$892,142,780
OTHER ASSETS & LIABILITIES, NET — (0.04)%		$(317,548)
TOTAL NET ASSETS — 100.00%		$891,825,232

(a)	Issuer is considered an affiliate of the Fund, see Notes to Schedule of Investments.
(b)	Account Balance and Cost represent net deposits.
(c)	Variable rate contract which is not based on a published reference rate and spread, but determined by the issuer and is based on current market conditions. Interest rate shown reflects the rate in effect at March 31, 2023. See Notes to Schedule of Investments.
See Notes to Schedule of Investments.

March 31, 2023

EMPOWER FUNDS, INC.
EMPOWER SECUREFOUNDATION® BALANCED FUND
Notes to Schedule of Investments (Unaudited)

Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund's securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Funds valuation designee to make all fair value determinations with respect to the Funds investments, subject to oversight by the Board of Directors.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Investments in fixed interest contracts issued by Empower of America (Empower of America Contract) are valued at the amount of net deposits plus accrued interest, determined on a daily basis. The Empower of America Contract is backed by the general account of Empower of America.
The Fund classifies valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of March 31, 2023, the Fund’s investments in the underlying mutual funds are valued using Level 1 inputs. The Fund’s investment in the Empower of America Contract is valued using Level 2 inputs. More information regarding the Fund’s sector classifications are included in the Schedule of Investments.
Fund-of-Funds Structure Risk
Since the Fund invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Fund. To the extent the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund.
Transactions with Affiliates
The Fund may invest in the Empower of America Contract pursuant to exemptive relief issued by the U.S. Securities and Exchange Commission. The Empower of America Contract has a stable principal value and accrues a fixed rate of interest, which is reflected in the daily valuation of the Fund. Empower of America calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). As a result of Empower of America being an affiliated entity, the Fund is exposed to the risk of unanticipated industry conditions as well as risks specific to a single corporation. If Empower of America were to become insolvent, the Empower of America Contract would be settled commensurate with other policy holder obligations.
The amounts deposited will accrue interest at a declared rate of interest, adjustable on a calendar quarter or other periodic basis, guaranteed to be no less than 1.00%.The investment in the Empower of America Contract may be terminated by

March 31, 2023

Empower of America or the Fund upon 7 days prior written notice. The guaranteed interest rate paid will be at least as favorable as the guaranteed interest rate paid on other similar products issued by Empower of America.
The following table is a summary of the transactions for each underlying investment during the period ended March 31, 2023, in which the issuer was an affiliate of the Fund, as defined in the Investment Company Act of 1940 (1940 Act).
Empower SecureFoundation® Balanced Fund
Affiliate	Shares Held/ Account Balance 03/31/2023	Value 12/31/2022	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Net Change Unrealized Appreciation (Depreciation)	Dividends and Interest Received	Distributions Received	Value 03/31/2023
BOND MUTUAL FUNDS 34.38%
Empower Bond Index Fund Institutional Class	36,373,369	$305,659,569	$8,124,345	$15,790,412	$(1,934,042)	$8,634,001	$2,566,483	$-	$306,627,503
					(1,934,042)	8,634,001	2,566,483	0	306,627,503
EQUITY MUTUAL FUNDS 56.16%
Empower International Index Fund Institutional Class	12,528,722	122,381,928	793,755	8,358,733	(409,317)	10,595,557	-	-	125,412,507
Empower S&P 500® Index Fund Institutional Class	22,966,825	183,791,036	751,376	11,005,295	(756,777)	14,331,509	-	-	187,868,626
Empower S&P Mid Cap 400® Index Fund Institutional Class	13,209,973	103,291,898	4,833,975	7,447,538	(541,556)	4,869,347	-	-	105,547,682
Empower S&P Small Cap 600® Index Fund Institutional Class	13,153,585	80,703,653	4,320,870	4,701,002	798,213	1,623,316	-	-	81,946,837
					(909,437)	31,419,729	0	0	500,775,652
FIXED INTEREST CONTRACT 4.90%
Empower of America Contract	43,694,666	44,088,286	961,869	1,532,303	-	-	176,814	-	43,694,666
					0	0	176,814	0	43,694,666
				Total	$(2,843,479)	$40,053,730	$2,743,297	$0	$851,097,821

March 31, 2023